Exhibit 10.22.8

EXECUTION VERSION

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE, IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN THIRD AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”), DATED AS OF AUGUST 13, 2020, AMONG HCLP NOMINEES, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY (TOGETHER WITH ITS SUCCESSORS AND PERMITTED ASSIGNS), INDIVIDUALLY AS A SUBORDINATED CREDITOR AND AS SUBORDINATED CREDITOR REPRESENTATIVE, AND HCLP NOMINEES, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, INDIVIDUALLY AS A SENIOR CREDITOR AND AS SENIOR CREDITOR REPRESENTATIVE AND IN SUCH CAPACITY AS AGENT FOR THE SENIOR LENDERS REFERRED TO THEREIN (AND ITS SUCCESSORS AND ASSIGNS IN SUCH CAPACITY), TO THE SENIOR DEBT DESCRIBED IN THE SUBORDINATION AGREEMENT, AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THE TERMS OF THIS AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL GOVERN AND CONTROL.

SECURITY AND PLEDGE AGREEMENT

(BORROWER)

THIS SECURITY AND PLEDGE AGREEMENT, dated as of August 13, 2020 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, this “Security Agreement”), is by and among Beneficient Capital Company, L.L.C., a Delaware limited liability company (the “Pledgor”), and HCLP Nominees, L.L.C., as second lien lender (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain Second Amended and Restated Second Lien Credit Agreement, dated as of the date of this Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lender and the other Persons party thereto, pursuant to which the Lender has provided certain credit facilities to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Lender has required that the Pledgor grant a security interest in its Collateral (as hereinafter defined) to the Lender as security for the Obligations; and

WHEREAS, the Pledgor has agreed to grant such security interest on the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the premises and to induce the Lender to enter into the Credit Agreement and carry out its obligations thereunder, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.

(a) Capitalized terms used herein without definition shall have the same meanings given to such terms in the Credit Agreement.

(b) The following terms shall have the meanings ascribed to them below or in the Sections of this Security Agreement as indicated below:

“Collateral” has the meaning specified in Section 2(a).

“Lender” has the meaning specified in the preamble hereto.

“Pledgor” has the meaning specified in the preamble hereto.

“Security Agreement” has the meaning specified in the preamble hereto.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York (the “New York UCC”); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the Lender’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, then the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction or jurisdictions for purposes of the provisions hereof relating to perfection or priority.

(c) As used herein, capitalized terms not otherwise defined herein or in the Credit Agreement shall have the meaning set forth in Article 9 of the New York UCC.

2. Grant of Security Interest.

(a) The Pledgor, as security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, hereby grants to the Lender a continuing security interest in all of the Pledgor’s right, title, and interest and benefit in, to and under the following, whether now owned or existing or hereafter acquired or arising and wheresoever located, including all accessions thereto and products thereof (all of which being hereinafter collectively called the “Collateral”):

(i) all right, title and interest of the Pledgor in, to and under the Funding Trust Loans, the Funding Trust Loan Agreements and the other Acquisition Documents;

(ii) all other Accounts, Chattel Paper, Documents, General Intangibles, Instruments, Investment Property, Money, Deposit Accounts, Goods, Commercial Tort Claims, Letters of Credit, Letter of Credit Rights and Supporting Obligations;

(iii) all Proceeds of the property described in the foregoing clauses (i) and (ii); and

(iv) all books and records (including computer software and other records) pertaining to any of the foregoing.

(b) Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and the Pledgor shall not be deemed to have granted a security interest in, any of the Pledgor’s rights or interests in or under (i) any license, contract, permit, Instrument or security to which the Pledgor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, permit, Instrument or security, result in a breach of the terms of, or constitute a default under, such license, contract, permit, Instrument or security (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision the Collateral shall include, and the Pledgor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, (ii) Equity Interests of any Subsidiary thereof that is not organized under the laws of a political subdivision of the United States to the extent such Equity Interests exceed 65% of the issued and outstanding Equity Interests of such Subsidiary or (iii) any Underlying Investment Fund that becomes subject to a Severed EDA (as defined in the Economic Direction Agreement).

(c) The security interest is granted as security only and shall not subject the Lender or to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.

(d) The Pledgor authorizes the Lender, as second lien lender, to file, in its discretion, in jurisdictions where this authorization will be given effect, a financing statement or amendments thereof or supplements thereto or other instruments as the Lender may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted by the Pledgor hereunder in accordance with the UCC (including authorization to describe the Collateral as “all assets of the debtor whether now owned or existing or hereafter acquired or arising and wheresoever located, including all accessions thereto and products and proceeds thereof” or words of similar meaning).

3. [Reserved].

4. Representations and Warranties. The Pledgor hereby represents and warrants that:

(a) Existence, Qualification and Power. It (i) is (A) a limited liability company duly organized or formed, validly existing and, (B) in good standing under the Laws of the State of Delaware, (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (A) own or lease its assets and carry on its business and (B) execute, deliver and perform its obligations under this Security Agreement and the other Loan Documents to which it is a party, and (iii) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clauses (i)(B), (ii)(A) or (iii), to the extent that failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b) Authorization; No Contravention. The execution, delivery and performance by the Pledgor of this Security Agreement and the other Loan Documents to which it is a party has been duly authorized by all necessary organizational action, and does not (a) contravene the terms of any of its Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than any Lien created pursuant to this Security Agreement) under, or require any payment to be made under (i) any material Contractual Obligation to which it is a party or affecting it or its properties or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; or (c) violate any material Law.

(c) Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Pledgor of this Security Agreement and the other Loan Documents to which it is a party other than (i) those that have been obtained and are in full force and effect and (ii) filings to perfect the Liens created hereunder.

(d) Binding Effect. This Security Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by the Pledgor. Each of this Security Agreement and the other Loan Documents to which it is a party constitutes a legal, valid and binding obligation of the Pledgor, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency and other Laws affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or law.

(e) Ownership of Property; Liens. The Pledgor has good and indefeasible title to its respective Collateral and such Collateral is not subject to any Liens other than Permitted Liens.

(f) Investment Company Act. The Pledgor is not required to register as an “investment company” or as a Person controlled by a “person” required to register as an “investment company”, in each case as such terms are defined in the Investment Company Act of 1940.

(g) Compliance with Laws. The Pledgor is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

(h) Perfection of Security Interests in the Collateral. This Security Agreement creates in favor of the Lender, as second lien lender, valid security interests in, and Liens on, the Pledgor’s right, title and interest in the Collateral. Upon the filing and acceptance of a UCC-1 financing statement in the State of Delaware describing the Collateral as “all assets of the debtor whether now owned or existing or hereafter acquired or arising and wheresoever located, including all accessions thereto and products and proceeds thereof” or words of similar meaning, to the extent that such security interests and Liens can be perfected by filing a UCC-1 financing statement in the State of Delaware, such security interests and Liens will be perfected security interests and Liens in the Pledgor’s right, title and interest in the Collateral, prior to all other Liens other than Permitted Liens.

(i) Deposit Accounts; Securities Account. As of the date hereof, the Pledgor does not own (i) any securities accounts or (ii) any deposit accounts other than account number 1111206577 in the name of the Pledgor established at Texas Capital Bank, National Association (“TCB”), which is governed by that certain Blocked Account Control Agreement, dated as of March 20, 2018, by and among the Pledgor, Senior Lender and TCB, as the depositary bank, which shall be subject to an account control agreement, to the extent requested by the Lender, solely in accordance with the requirements of Section 5(e).

(j) Commercial Tort Claims. As of the date hereof, the Pledgor does not own any Commercial Tort Claims.

(k) Pledgor Information. The exact legal name of the Pledgor as of the date hereof is as set forth on the signature pages hereto. The Pledgor has not during the five years preceding the date hereof (i) changed its legal name, (ii) changed its state of formation, or (iii) been party to a merger, consolidation or other change in structure.

5. Covenants. The Pledgor covenants and agrees that:

(a) Existence; Compliance with Laws; Taxes. The Pledgor shall:

(i) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization.

(ii) Take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(iii) Comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

(iv) Pay and discharge as the same shall become due and payable all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Pledgor.

(b) Acquisition Documents; Organization Documents. Except with respect to any amendments or modifications specifically contemplated in any such Acquisition Document or Organization Document, the Pledgor shall not enter into or consent to any amendment, modification or waiver of any Acquisition Document or any Organization Document thereof (i) prior to the Completion Date, in any manner or (ii) from and after the Completion Date, in a manner adverse to the Lender.

(c) Sale of Collateral; Liens. The Pledgor shall not (i)(a) except as required by the Acquisition Documents, dispose of any Funding Trust Loan (or any interest under any Funding Trust Loan Agreement) or (b) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral unless, with respect to this clause (b), after giving effect thereto and the application of the proceeds thereof, no Default shall have occurred and be continuing or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for Permitted Liens.

(d) Transfer Powers. Subject to the Subordination Agreement, upon the reasonable request of the Lender, the Pledgor shall deliver to the Lender (i) any certificates or Instruments representing the Collateral and (ii) concurrently therewith, an undated stock power, transfer power or endorsement covering such certificate or Instrument, duly indorsed in blank; provided that, so long as the Senior Loan Documents remain in effect and subject to the Subordination Agreement, the delivery by the Pledgor to the Senior Lender of the items described in the foregoing clauses (i) and (ii), as applicable, shall satisfy the requirements of this Section 5(d).

(e) Deposit Accounts; Securities Account. The Pledgor agrees that, if it shall establish any Deposit Account or Securities Account, it shall (i) within ten (10) days (or such later date as the Lender may agree) following such establishment, deliver to the Lender written notice thereof and (ii) promptly upon the request of the Lender, execute and deliver (and cause the applicable account bank or securities intermediary to execute and deliver) to the Lender an Account Control Agreement with respect thereto; provided that, so long as the Senior Loan Documents remain in effect and subject to the Subordination Agreement, any Account Control Agreement entered into among the Pledgor, the Senior Lender and the relevant financial institution shall satisfy the requirements of this Section 5(e).

(f) Pledgor Information. The Pledgor shall not, without providing ten (10) days prior written notice to the Lender (or such lesser period as the Lender may agree), change its name, state of formation or form of organization.

(g) Commercial Tort Claim. The Pledgor agrees that, if it shall acquire an interest in any Commercial Tort Claim, it shall (i) within ten (10) days (or such later date as the Lender may agree) following such acquisition, deliver to the Lender, in each case in form and substance reasonably satisfactory to the Lender, written notice thereof containing a specific description of such Commercial Tort Claim and (ii) execute and deliver to the Lender, in each case in form and substance reasonably satisfactory to the Lender, any document, and take all other action, deemed by the Lender to be reasonably necessary or appropriate for the Lender to obtain a perfected security interest in such Commercial Tort Claim; provided that, so long as the Senior Loan Documents remain in effect and subject to the Subordination Agreement, the delivery by the Pledgor to the Senior Lender of the written notice, documents, and other items described in the foregoing clauses (i) and (ii) shall satisfy the requirements of this Section 5(g).

(h) Further Assurances. The Pledgor shall execute and deliver any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable Law, or that the Lender may reasonably request, in order to perfect and to maintain the perfection and priority of the security interest of the Lender in the Pledgor’s right, title and interest in the Collateral granted pursuant to this Security Agreement, all at the Pledgor’s expense in accordance with Section 9.04 of the Credit Agreement.

6. Rights and Remedies of the Lender and Rights of the Pledgor Related to Collateral. If an Event of Default shall have occurred and be continuing, and the Obligations have been declared immediately due and payable, the Lender may take any one or more of the following actions, in each case subject to the terms of the Economic Direction Agreement and the Subordination Agreement:

(a) exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC and under any other applicable law, as the same may from time to time be in effect;

(b) transfer all or any part of the Collateral into the name of the Lender or its nominee and notify the parties obligated on any of the Collateral to make payment to the Lender of any amount due or to become due thereunder;

(c) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto and exercise all other rights of the Pledgor in any of the Collateral;

(d) take possession or control of any proceeds of the Collateral (including dispositions and distributions with respect to any Equity Interests held directly by the Pledgor comprising the Collateral);

(e) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral;

(f) perform such other acts as may be reasonably required to protect the Lender’s rights and interest hereunder; and

(g) exercise control of any Deposit Account or Securities Account subject to the Lender’s control.

In addition to the above, upon the occurrence and during the continuance of an Event of Default and notice by the Lender to the Pledgor, the Lender or its nominee or nominees shall have the right (and upon the payment in full of the Senior Loan and the termination of the Senior Loan Documents and otherwise in accordance with the Subordination Agreement, the sole and exclusive right) to exercise all voting and consensual powers pertaining to the Collateral or any part thereof, exercising such powers in such manner as the Lender may elect.

So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all of its voting and other consensual rights pertaining to its respective Collateral or any part thereof and to use, transfer and dispose of such Collateral for any purpose not inconsistent with the terms of this Security Agreement.

The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against the Pledgor or against any other Person that may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Lender shall be under no obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof, which the Pledgor agrees and undertakes to do at the Pledgor’s expense, but the Lender may do so in its discretion at any time when an Event of Default has occurred and is continuing and at such time the Lender shall have the right to take any steps by judicial process or otherwise it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred or paid by the Lender in connection with or incident to any such collection or attempt to collect the Collateral of the Pledgor or actions to enforce the Collateral of the Pledgor or any security therefor shall be borne by the Pledgor or reimbursed by the Pledgor to the Lender upon demand. The proceeds received by the Lender as a result of any such actions in collecting or enforcing or protecting the Collateral shall be held by the Lender without liability for interest thereon and shall be applied by the Lender as the Lender may deem appropriate toward payment of any of the Obligations in such order or manner as the Lender may elect in accordance with Section 8. The Pledgor hereby acknowledges that the Pledgor’s assets are of a special nature and that proceeds realized upon the disposition of the Collateral or any other property of the Pledgor may be significantly below the market value of such assets without being “commercially unreasonable” given the limited liquidity of such assets and other restrictions applicable thereto.

7. Further Assurances. The Pledgor at any time and from time to time, upon written request of the Lender and the sole expense of the Pledgor, shall promptly and duly execute and deliver (or cause the prompt and due execution and delivery of) any and all such further instruments and documents and take such further action as the Lender may reasonably request to negotiate and otherwise effect the disposition of any Collateral, including, without limitation, executing and delivering proxies and stock powers, in a form reasonably acceptable to the Lender, with respect to the Collateral promptly after (and in any event within five (5) Business Days of) written request by the Lender.

8. Application of Proceeds. Subject to the Subordination Agreement, upon the occurrence and during the continuation of any Event of Default, the proceeds and avails of the Collateral at any time received by the Lender and any funds or payments received by the Lender, when received by the Lender in cash or its equivalent, shall be applied by the Lender to the payment and satisfaction of the Obligations as set forth in the Credit Agreement. The Lender shall promptly notify the Pledgor of each such application, including the amount and nature of the Obligations paid with such proceeds.

9. The Lender’s Appointment as Attorney-in-Fact.

The Pledgor hereby irrevocably appoints Lender (and all officers, employees or agents designated by Lender), with full power of substitution, as such Pledgor’s true and lawful attorney-in-fact, with full power of substitution, to take such actions as the Lender may reasonably deem advisable to protect the Collateral and its interests thereon and its rights hereunder, to execute on the Pledgor’s behalf and file at the Pledgor’s expense financing statements and amendments thereto, including, in each case, in those public offices deemed necessary or appropriate by the Lender to establish, maintain and protect a continuously perfected lien against the Collateral, and to execute on the Pledgor’s behalf such other documents and notices as the Lender may reasonably deem advisable to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable.

10. Lien Absolute. All rights of the Lender hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, or any other agreement, document or instrument governing or evidencing any Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Obligations, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations;

(c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

(d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor (other than full payment or satisfaction of the Obligations).

11. Release of Collateral Covered by this Security Agreement.

(a) This Security Agreement and the security interests and all related rights and powers granted or created hereunder shall terminate upon the payment in full of the Obligations (other than contingent indemnification obligations not yet accrued).

(b) Upon (i) any sale or other transfer by the Pledgor of any Collateral in a transaction permitted hereunder or (ii) the effectiveness of any written consent to the release of the security interest created under this Security Agreement in any Collateral in accordance with Section 15 hereof, the security interest in such Collateral created by this Security Agreement shall be automatically released.

(c) Upon the termination of this Security Agreement as provided in clause (a) above, or the release of Collateral as provided in clause (b) above, the Lender shall, at the Pledgor’s request and expense, take all actions reasonably requested to confirm the termination of all rights, powers and interests under this Security Agreement and the release of the Collateral (to the extent released) from the security interests granted or created hereunder, including, without limitation, the execution and delivery of termination statements and releases and, where appropriate, the return of physical possession and control of such Collateral.

12. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor for liquidation or reorganization, should the Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

13. Notices.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule I hereto; and

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

(b) Change of Address, Etc. The Pledgor or the Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other party hereto.

14. Severability. Each provision of this Security Agreement shall be considered severable, and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Security Agreement that are valid, enforceable and legal.

15. Waivers; Amendments.

(a) No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Lender from time to time. No notice to or demand on the Pledgor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Lender under this Security Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

(b) Neither this Security Agreement nor any provision hereof may be waived, amended or modified except with the written consent of all parties hereto.

16. Successors and Assigns. This Security Agreement and the rights and obligations of the Pledgor hereunder shall not be assigned by the Pledgor. This Security Agreement may be assigned by the Lender to one or more assignees in accordance with Section 9.06 of the Credit Agreement, and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender and its successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Lender hereunder.

17. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) SUBMISSION TO JURISDICTION. THE PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13. NOTHING IN THIS SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY

AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

19. Execution in Counterparts. This Security Agreement and any signed agreement or instrument entered into in connection with this Security Agreement, and any amendments hereto or thereto, may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re execute the original form of this Security Agreement and deliver such form to all other parties hereto. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered on the date first set forth above.

PLEDGOR:

BENEFICIENT CAPITAL COMPANY, L.L.C.

By:	/s/ Greg Ezell
Name: Greg Ezell
Title: Chief Financial Officer

[Signature Page to Pledge and Security Agreement (Second Lien) (Borrower)]

LENDER:

HCLP NOMINEES, L.L.C.

By:	/s/ David Wickline
Name:	David Wickline
Title:	Manager

[Signature Page to Pledge and Security Agreement (Second Lien) (Borrower)]

SCHEDULE I

NOTICE INFORMATION

Pledgor:

325 N. Saint Paul Street, Suite 4850 Dallas,

TX 75201

Attention: Brad K. Heppner

Email: brad.heppner@beneficient.com

Lender:

17575 Fitzpatrick Lane Occidental,

CA 95465

Attention: David Wickline

Email: [*****]

With copy to:

c/o Thompson & Knight LLP

One Arts Plaza, 1722 Routh Street, Suite 1500

Dallas, TX 75201

Attention: William Banowsky, Esq.

Email: Bill.Banowsky@tklaw.com